UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 6, 2015 (July 31, 2015)

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-51357	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 880-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Indenture and 10.75% Senior Notes due 2023

On July 31, 2015 (the “Closing Date”), Builders FirstSource, Inc., a Delaware corporation, (the “Company”), completed the previously announced sale of $700.0 million aggregate principal amount of its 10.75% senior notes due 2023 (the “Notes”) at an issue price of 100.000%.

The Notes were issued and sold in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. Accordingly, the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes are senior unsecured obligations of the Company and are guaranteed on a senior unsecured basis by certain of the Company’s direct and indirect subsidiaries.

The terms of the Notes are governed by the indenture, dated as of the Closing Date (the “Indenture”), among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee (the “Trustee”).

Pursuant to a supplemental indenture, dated as of the Closing Date, among the Company, the guaranteeing subsidiaries named therein and the Trustee, ProBuild Holdings LLC (“ProBuild”) and certain of its subsidiaries, each a wholly-owned subsidiary of the Company following the completion of the Company’s previously announced acquisition of ProBuild, agreed to serve as guarantors of the Notes under the Indenture.

Interest and Maturity

The Notes bear interest at a rate of 10.75% and mature on August 15, 2023. Interest is payable on the Notes on March 1 and September 1 of each year, commencing on March 1, 2016.

Guarantees

The Company’s obligations under the Notes are guaranteed by certain of its direct and indirect subsidiaries.

Ranking

The Notes are the Company’s senior unsecured obligations, will rank equally with all of its existing and future senior unsecured debt and will be senior to all of its existing and future subordinated debt.

Covenants

The Indenture contains restrictive covenants that limit the ability of the Company and its restricted subsidiaries to, among other things, incur additional debt or issue preferred stock; create liens; create restrictions on the Company’s subsidiaries’ ability to make payments to the Company; pay dividends and make other distributions in respect of the Company’s and its subsidiaries’ capital stock; make certain investments or certain other restricted payments; guarantee indebtedness; designate unrestricted subsidiaries; sell certain kinds of assets; enter into certain types of transactions with affiliates; and effect mergers and consolidations.

Certain of these covenants will be suspended if the Notes are assigned an investment grade rating by any two of Standard & Poor’s Investors Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. and no default or event of default has occurred and is continuing.

Events of Default

The Indenture provides for events of default (subject in certain cases to customary grace and cure periods), which include, among others, nonpayment of principal or interest when due, breach of covenants or other agreements in the Indenture, defaults in payment of certain other indebtedness and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the Holders of 30% in principal amount of the outstanding Notes may declare the principal of and unpaid interest on all of the Notes to be due and payable immediately.

Redemption

At any time prior to August 15, 2018, the Company may redeem the Notes in whole or in part at a redemption price equal to 100% of the principal amount of the Notes plus the “applicable premium” set forth in the Indenture. At any time on or after

August 15, 2018, the Company may redeem the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to August 15, 2018, the Company may redeem up to 40% of the aggregate principal amount of the Notes with the net cash proceeds of one or more equity offerings, as described in the Indenture, at a price equal to 110.750% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date. If the Company experiences certain change of control events, holders of the Notes may require it to repurchase all or part of their Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The foregoing summary of the Indenture is qualified in its entirety by reference to the actual Indenture, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Senior Secured Credit Facilities

On the Closing Date, the Company entered into a $600.0 million term loan credit agreement (the “New Term Loan Credit Agreement”) with Deutsche Bank AG, New York Branch, as administrative agent and collateral agent and the lenders and financial institutions party thereto. The New Term Loan Credit Agreement, subject to the terms and conditions set forth therein, provides for a new seven-year, $600.0 million term loan facility (the “New Term Loan Facility”).

On the Closing Date, the Company also amended and restated its existing senior secured revolving credit facility (as amended and restated, the “New ABL Revolver” and, together with the New Term Loan Facility, the “Senior Secured Credit Facilities”) among the Company, SunTrust Bank, as administrative agent and collateral agent and the lenders and financial institutions party thereto. The New ABL Revolver provides for revolving credit financings of up to approximately $800.0 million, subject to availability under the borrowing base thereunder. The borrowing base for the New ABL Revolver, which determines availability under the facility, is based on a percentage of the value of certain of the assets comprising ABL Collateral (as defined below).

Maturity and prepayments

The New Term Loan Facility matures on July 31, 2022. Revolving loans and swingline loans incurred under the New ABL Revolver will have a final maturity of July 31, 2020.

Subject to certain exceptions, the New Term Loan Facility will be subject to mandatory pre-payments in amounts equal to (1) 100% of the net cash proceeds from issuances or incurrence of debt by the Company or any of its restricted subsidiaries (other than with respect to certain permitted indebtedness); (2) 100% of the net cash proceeds from certain sales or other dispositions of assets by the Company or any of its restricted subsidiaries in excess of a certain amount and subject to customary reinvestment provisions and certain other exceptions; and (3) 50% (with step-downs to 25% and 0% based upon achievement of specified first lien net leverage ratios) of annual excess cash flow of the Company and its subsidiaries subject to customary exceptions and limitations.

Security and guarantees

All obligations under the Senior Secured Credit Facilities will be guaranteed jointly and severally by the Company and all other subsidiaries that guarantee the Company’s existing secured notes due 2021 (the “Existing Notes”). All obligations under the Senior Secured Credit Facilities, and the guarantees of those obligations, will be secured by substantially all of the assets of the Company and the guarantors subject to certain exceptions and permitted liens, including (x) with respect to the New Term Loan Facility, a first-priority security interest in such assets that constitute Notes Collateral (as defined below) and a second-priority security interest in such assets that constitute ABL Collateral and (y) with respect to the New ABL Revolver, a first-priority security interest in such assets that constitute ABL Collateral and a second-priority security interest in such assets that constitute Notes Collateral.

“ABL Collateral” includes substantially all presently owned and after-acquired accounts, inventory, rights of an unpaid vendor with respect to inventory, deposit accounts, commodity accounts, securities accounts and lock boxes, investment property, cash and cash equivalents, and instruments and chattel paper and general intangibles, books and records, supporting obligations and documents and related letters of credit, commercial tort claims or other claims related to and proceeds of each of the foregoing.

“Notes Collateral” includes all collateral which is not ABL Collateral.

Interest

At the Company’s option, loans under the Senior Secured Credit Facilities will bear interest based on either the eurodollar rate or base rate (a rate equal to the highest of an agreed benchmark rate commercially available, the federal funds effective rate plus 0.50% and the eurodollar rate plus 1.0%) plus, in each case, an applicable margin. The applicable margin in respect of the loans under (1) the New Term Loan Facility will be (x) 5.00% in the case of Eurodollar rate loans and (y) 4.00% in the case of base rate loans and (2) the New ABL Revolver will be (x) 1.75%, 1.50% or 1.25% in the case of eurodollar rate loans (based on a measure of availability under the New ABL Revolver) and (y) 0.75%, 0.50% or 0.25% in the case of base rate loans (based on a measure of availability under the New ABL Revolver).

In addition, the Company will pay customary commitment fees and letter of credit fees under the agreement governing the New ABL Revolver. The commitment fees will vary based upon a measure of our utilization under the New ABL Revolver.

Covenants and Other Matters

The Senior Secured Credit Facilities each contain a number of customary affirmative and negative covenants that, among other things, limit or restrict the ability of the Company and the guarantors to (1) incur additional indebtedness (including guarantee obligations); (2) incur liens; (3) engage in mergers or other fundamental changes; (4) sell certain property or assets; (5) pay dividends or other distributions; (6) make acquisitions, investments, loans and advances; (7) prepay certain indebtedness; (8) change the nature of their business; (9) engage in certain transactions with affiliates; and (10) incur restrictions on contractual obligations limiting interactions between the Company and its subsidiaries or limit actions in relation to the Senior Secured Credit Facilities.

The New ABL Revolver also contains a financial covenant requiring the satisfaction of a minimum fixed charge coverage ratio of 1.00 to 1.00 in the event that the Company does not meet a minimum measure of availability under the New ABL Revolver

Events of Default

The Senior Secured Credit Facilities each contain customary events of default, subject to certain grace periods, thresholds and materiality qualifiers, including with respect to nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; failure to perform or observe covenants; cross-default to other indebtedness in an amount in excess of $50 million; bankruptcy and insolvency events; inability to pay debts; monetary judgment defaults in an amount in excess of $50 million; actual or asserted invalidity or impairment of any definitive loan documentation; and a change of control.

The foregoing description of the Senior Secured Credit Facilities is subject to, and qualified in its entirety by, the full text of the New Term Loan Facility and the New ABL Revolver, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein, the ABL/Bond Intercreditor Agreement, dated as of May 29, 2013, attached hereto as Exhibit 10.3 and incorporated by reference herein, and the Collateral Agreement, the Amended and Restated ABL Collateral Agreement, the Guarantee Agreement and the Amended and Restated ABL Guarantee Agreement, each dated as of the Closing Date, which are attached hereto as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Indenture, dated as of July 31, 2015, among the Company, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (form of Note included therein).

4.2	Supplemental Indenture, dated as of July 31, 2015, among the Company, the Guaranteeing Subsidiaries (as defined therein) and Wilmington Trust, National Association, as trustee.

10.1	Term Loan Credit Agreement, dated as of July 31, 2015, among the Company, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, and the lenders and financial institutions party thereto.

10.2	Amended and Restated Senior Secured Revolving Credit Facility, dated as of July 31, 2015, among the Company, SunTrust Bank, as administrative agent and collateral agent, and the lenders and financial institutions party thereto.

10.3*	ABL/Bond Intercreditor Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2013).

10.4	Collateral Agreement, dated as of July 31, 2015, among the Company, certain of its subsidiaries and Deutsche Bank AG, New York Branch.

10.5	Amended and Restated ABL Collateral Agreement, dated as of July 31, 2015, among the Company, certain of its subsidiaries and SunTrust Bank.

10.6	Guarantee Agreement, dated as of July 31, 2015, among the Guarantors (as defined therein) and Deutsche Bank AG, New York Branch.

10.7	Amended and Restated ABL Guarantee Agreement, dated as of July 31, 2015, among the Guarantors (as defined therein) and SunTrust Bank.

*	Previously filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
(Registrant)

By:	/s/ Donald F. McAleenan
Name:	Donald F. McAleenan
Title:	Senior Vice President, General Counsel and Secretary

Date: August 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 31, 2015, among the Company, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (form of Note included therein).

4.2	Supplemental Indenture, dated as of July 31, 2015, among the Company, the Guaranteeing Subsidiaries (as defined therein) and Wilmington Trust, National Association, as trustee.

10.1	Term Loan Credit Agreement, dated as of July 31, 2015, among the Company, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, and the lenders and financial institutions party thereto.

10.2	Amended and Restated Senior Secured Revolving Credit Facility, dated as of July 31, 2015, among the Company, SunTrust Bank, as administrative agent and collateral agent, and the lenders and financial institutions party thereto.

10.3*	ABL/Bond Intercreditor Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2013).

10.4	Collateral Agreement, dated as of July 31, 2015, among the Company, certain of its subsidiaries and Deutsche Bank AG, New York Branch.

10.5	Amended and Restated ABL Collateral Agreement, dated as of July 31, 2015, among the Company, certain of its subsidiaries and SunTrust Bank.

10.6	Guarantee Agreement, dated as of July 31, 2015, among the Guarantors (as defined therein) and Deutsche Bank AG, New York Branch.

10.7	Amended and Restated ABL Guarantee Agreement, dated as of July 31, 2015, among the Guarantors (as defined therein) and SunTrust Bank.

*	Previously filed.